BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2012
BUSINESS COMBINATIONS [Abstract]
BUSINESS COMBINATIONS

NOTE 8. -BUSINESS COMBINATIONS

ExtraDev, Inc. -On May 12, 2011, the Company entered into an agreement ("Agreement") to purchase all the issued and outstanding common stock of ExtraDev pursuant to which the Company purchased 10,000 shares of ExtraDev common stock, par value $.01 per share, from each of ExtraDev's two owners, representing all of ExtraDev's issued and outstanding common stock. Subsequent to the acquisition, ExtraDev became a part of the Company's Digital division.

The Agreement provided that as consideration for the purchase of the ExtraDev common stock, the Company would acquire all of the assets of ExtraDev in exchange for the assumption of all the liabilities of Extradev, employment agreements with the two owners of Extradev, and an aggregate of 94,336 restricted shares of the Company's common stock valued at $3.33 per share and five-year options to purchase an aggregate of 65,664 shares of the Company's common stock, at an exercise price of $3.33 per share, were granted to the owners of ExtraDev pursuant to the Company's 2004 Employee Stock Option Plan, as amended. Such restricted stock and options vest in equal installments annually over four years and are subject to adjustment based upon ExtraDev's working capital deficit as set forth in its final financial statements, which were provided within 30 days of closing. A subsequent contractual adjustment resulted in a reduction in the aggregate number of restricted shares issued to the two ExtraDev owners to 82,352 and an increase in the aggregate number of options issued to the ExtraDev owners to 77,648. The fair value of the restricted shares was approximately $274,000 and shall vest immediately upon termination. Therefore, restricted shares were recorded as consideration transferred. The options were valued using the Black-Scholes-Merton Option Pricing Model at approximately $121,000. The options granted are based on the length of employment with all unvested options forfeiting upon termination of employment. Therefore they are being recorded as post combination compensation expense and not a component of the purchase price of the acquisition. The fair value of these instruments will be expensed pro-ratably over the 4-year vesting period.

The acquisition was accounted for as a business combination, whereby the Company measured the identifiable assets acquired and liabilities assumed based on the acquisition date fair value. The Company is required to recognize and measure any related goodwill acquired in the business combination or a gain from a bargain purchase. Goodwill totaling approximately $239,000 represents the excess of the purchase price over the fair value of tangible and identifiable intangible assets acquired, which included customer lists of $258,000 and non-compete agreements of $150,000 less the liabilities assumed. The Company recognized a deferred tax liability of approximately $169,000 as a result of the acquisition, due to the temporary differences between the book fair value and the net tax basis relating to the equipment and other intangibles acquired. The goodwill recorded with this transaction has been recorded in the Company's Digital division and is not deductible for income taxes. The goodwill is due primarily to expected benefit that combining established cloud based computing capabilities with the Company's digital security technologies will allow the Company to bring its digital products to market quicker and at more competitive pricing than without the acquisition.

The allocation of the purchase price and the fair values of the assets acquired and their associated useful lives and liabilities were estimated by management as follows:

		Estimated Useful Lives
Fair value of consideration transferred	$274,232

Fair value of assets acquired and liabilities assumed:

Cash	$61,995
Accounts receivable	69,355
Prepaid expenses	10,050
Computer equipment	85,000	3 to 7 years
Other intangible assets	408,000	5 to 10 years
Goodwill	238,678

Fair value of assets acquired	$873,078

Liabilities assumed:
Accounts payable	$68,353
Outstanding credit card balances	90,207
Revolving credit lines	148,952
Accrued liabilities and deferred revenue	122,203
Deferred tax liability	169,131
Fair value of liabilities	$598,846

Total Purchase Price	$274,232

Set forth below is the unaudited pro-forma revenue, operating loss, net loss and loss per share of the Company as if ExtraDev had been acquired by the Company as of January 1, 2011. The Company's revenue, operating loss, net loss and loss per share for the year ended December 31, 2012 as presented in the consolidated statement of operations and comprehensive loss includes ExtraDev for the entire year.

For the Year Ended December 31, 2011
(Unaudited)

Revenue	13,734,161
Net Loss	(3,183,326)
Basic and diluted loss per share	(0.16)

In conjunction with the acquisition of ExtraDev completed on May 12, 2011, ExtraDev's two owners entered into five-year employment agreements (with an option to renew for three years on mutually agreed upon terms) with the Company (the "Employment Agreements"), pursuant to which Michael Roy (former ExtraDev owner) will serve as the President and Timothy Trueblood (former ExtraDev owner) will serve as the Chief Technology Officer of the Company's newly-formed Digital Division ("Digital"), each at an annual base salary of $100,000. Under the Employment Agreements, each of the former ExtraDev shareholders will be eligible for an annual (i) earn-out bonus based upon Digital's earnings, before interest, taxes depreciation and amortization for the prior year as described in the Employment Agreements payable within days of the end of the year and (ii) earn-out options to purchase common stock of the Company at an exercise price of $4.50 per share under the Company's Option Plan that vest if Digital achieves certain annual revenue targets by the end of fiscal year 2016. Both the earn-out bonus and earn-out options will be recorded as post combination compensation expense, if earned, since both are based on length of employment and forfeit upon termination. The Employment Agreements also provide for health care insurance for each former ExtraDev shareholder and his family. The Company may terminate the Employment Agreements at any time upon 30 days notice, in which event, any vested earn-out options will be exercisable for 90 days and the former ExtraDev shareholders will be entitled to receive an annualized salary of $50,000 and continued health insurance coverage for the remainder of the term of the Employment Agreement.

ExtraDev was a privately owned company founded in 1998 and headquartered in Rochester, NY. ExtraDev provides data center centric solutions to businesses and governments. The acquisition of ExtraDev is expected to enhance the Company's digital security solutions capabilities, including the ability of the Company to offer its digital security products in a "cloud computing" format. ExtraDev had approximately $837,000 in revenue for the year ended December 31, 2010 and lost $10,000 on a tax basis. The acquisition did not create a significant subsidiary in accordance with the Securities and Exchange Commission Regulation S-X 210.1-2(w). In 2011 after the date of acquisition, ExtraDev generated approximately $666,000 of revenue and experienced net loss of approximately $34,000.